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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15 (d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) November 30, 1998


                        HAWAII LAND & FARMING COMPANY, INC.
               (Exact name of registrant as specified in its charter)



          DELAWARE                      0-22948                 99-0145055
------------------------------        -----------            ------------------
State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


255-A EAST WAIKO ROAD, WAILUKU, HAWAII                            96793
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



                                     808-242-6833
                                     ------------
                  Registrants telephone number, including area code

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Item 5.   Other Events

     On November 30, 1998, the Company changed its name to Hawaii Land & Farming Company, Inc. The Company's stockholders approved this name change when they approved the filing of an amendment to the Company's Certificate of Incorporation at the Company's Annual Meeting of Stockholders on October 14, 1998. The Company filed the amendment on November 30th. In connection with the name change, the Company's stock market symbol has been changed to HLCO.

     On December 2, 1998, the Company's Class A Common Stock was delisted from the Nasdaq National Market. The Company's Class A Common Stock now trades on the OTC Bulletin Board.

     The Company issued a press release with respect to the foregoing on November 30, 1998. The full text of this press release is attached hereto as
Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
          (c)  Exhibits

Exhibit
Number    Description
-------   -----------

99.1      Press Release dated November 30, 1998.


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HAWAII LAND & FARMING COMPANY, INC.
                                   (Registrant)


Date:     12/11/98            By /s/ Scott K. Okada
                                 -------------------------------------------
                                 SCOTT K. OKADA
                                 Treasurer & Chief Financial Officer
                                 (Principal Financial and Accounting Officer)



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